THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT
          HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM. THE WARRANT EVIDENCED HEREBY IS NOT TRANSFERABLE.

                                                                   March 2, 2005

                       FIRST AMERICAN CAPITAL CORPORATION
                                     WARRANT

     FIRST AMERICAN CAPITAL CORPORATION, a Kansas corporation (the "Company"), for value received, hereby certifies that Brooke Corporation, a Kansas corporation (the "Holder"), is entitled to purchase from the Company, at any time or from time to time during the period specified in Section 2 hereof, up to 50,000 fully paid and nonassessable shares of Common Stock, par value $0.10, of the Company (the "Common Stock"), at an exercise price equal to $1.71 per share (the "Exercise Price"), subject to the other terms herein. As used herein, the term "Warrant Shares" means the shares of Common Stock issuable upon exercise of this Warrant (the "Warrant").

     1. MANNER OF EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. Subject to the provisions hereof, this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder), and upon payment to the Company in cash, by certified or official bank check or by wire transfer to an account specified by the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Holder, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Holder within five business days after this Warrant shall have been so exercised. All certificates representing Warrant Shares that have not been registered with the Securities and Exchange Commission shall bear the following legend, in addition to any other legend required by applicable law or otherwise:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR ANY APPLICABLE STATE SECURITY LAWS OR AN EXEMPTION THEREFROM.

The certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of the Holder. In the event this Warrant is exercised in part, the Company shall also deliver a new Warrant to the Holder, which Warrant shall be identical to this Warrant, except that the number of Warrant Shares exercisable therefor shall be decreased by the number of Warrant Shares so purchased.

     2. PERIOD OF EXERCISE. This Warrant is exercisable at any time during the following periods (the "Exercise Period"):

          (A)  at or after the earlier of:

               (1)  March 2, 2012; or

               (2) the time that is immediately prior to the consummation of a Change of Control Transaction (as defined in Section 3(d) below) so long as the Company has delivered written notice of such Change of Control Transaction as provided by the Company to Holder pursuant to Section 3(d) below; and

          (B)  before the earlier of:

               (1)  5:00 p.m. central time on March 2, 2015;

               (2) the date that is 10 days after Holder receives notice by the Company that Holder is in material breach of the covenants set forth in Article III of that certain Stock Repurchase Agreement, dated March 2, 2005, if such breach is not cured in full to the reasonable satisfaction of the Company within such period; or

               (3)  the consummation of a Change of Control Transaction.

     3. CERTAIN AGREEMENTS OF THE COMPANY. The Company covenants as follows:

          (A) SHARES TO BE FULLY PAID. All Warrant Shares shall, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

          (B) RESERVATION OF SHARES. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

          (C) CERTAIN ACTIONS PROHIBITED. The Company shall not, by amendment of its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

          (D) CHANGE OF CONTROL TRANSACTION. At least 20 calendar days prior to the consummation of a Change of Control Transaction, the Company agrees to give Holder written notice of such Change of Control Transaction. As used herein, the term "Change of Control Transaction" shall mean (i) the purchase or other acquisition (other than from the Company) by any person, entity or group of persons, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (excluding, for this purpose, the Company or any of its subsidiaries or any employee benefit plan of the Company or its subsidiaries), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a majority of either the then-outstanding shares of Common Stock or the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors; (ii) any merger, reorganization or other consolidation, in each case with respect to which persons or entities who were shareholders of the Company immediately prior to the consummation do not, immediately thereafter, own more than a majority of, respectively, the Common Stock and the combined voting power entitled to vote generally in the election of directors of the merged, reorganized or consolidated entity's then-outstanding voting securities; (iii) the sale of all or substantially all of the assets of the Company to a person or entity that was not an "affiliate" (as defined in this Section 3(d)) of the Company immediately prior to such sale, (iv) a liquidation or dissolution of the Company, or (v) the date upon which individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Board" and, as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board or by persons whom they have approved for election by the Incumbent Board or by persons they have so approved (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Section 3(d)(v), considered as though such person was a member of the Incumbent Board. For purposes of this Warrant, an "affiliate" of a corporation means any nonhuman entity directly or indirectly owned and controlled by such corporation or under common control with such corporation.

          (E) ADJUSTMENTS FOR CHANGES IN COMMON STOCK. The Exercise Price and the number and type of Warrant Shares issuable upon exercise of this Warrant shall be appropriately and proportionately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization, any corporate reorganization (other than a reorganization resulting in a Change of Control) or other similar event affecting the number or character of outstanding Warrant Shares, so that the number and type of securities issuable upon exercise of this Warrant shall be equal to that which would have been issuable with respect to the number of Warrant Shares subject hereto at the time of such event, had such Warrant Shares then been outstanding. In each case of an adjustment in the Exercise Price or in the shares of Common Stock or other stock, securities or other property receivable on the exercise of this Warrant, the Company, at its expense, shall compute such adjustment in accordance with the terms of this Warrant and promptly prepare and deliver to Holder a certificate setting forth such adjustment and showing in detail the facts upon which the adjustment is based. The Company shall provide notice to the Holder of any event specified in this Section 3(e) that shall result in one or more appropriate adjustments hereunder not less than ten (10) days prior to the earlier of (i) any record date for the purpose of determining entitlements to receive any dividend, other distribution, rights to subscribe for any purchase of shares of stock of any class or any other securities, or any other rights related to the event, or (ii) the date on which the event is to take place.

     4. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof; provided that the holder shall pay all transfer taxes owed upon the issuance of such shares in the name of any person or entity designated by the holder.

     5. NO RIGHTS AS A STOCKHOLDER. This Warrant shall not entitle Holder to any rights of a stockholder of the Company, including, without limitation, the right to vote, to consent, to exercise any preemptive right, to receive any notice of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company, except as may be specifically provided for herein.

     6. TRANSFER, EXCHANGE, AND REPLACEMENT OF WARRANT; RESALE OF WARRANT
SHARES.

          (A) RESTRICTION ON TRANSFER. This Warrant (including any replacement Warrant) may not be sold, transferred, assigned or otherwise disposed of, except for the exercise of this Warrant in accordance with its terms. Holder shall be bound by the transfer restrictions contained herein.

          (B) REPLACEMENT OF WARRANT AND CANCELLATION. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, shall execute and deliver, in lieu thereof, a new Warrant of like tenor. Upon the surrender of this Warrant in connection with any replacement as provided in this
Section 6, this Warrant shall be promptly cancelled by the Company.

          (C) REGISTER. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued.

     7. NOTICES. All notices, requests, and other communications required or permitted to be given or delivered hereunder to Holder shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to Brooke Corporation, 10950 Grandview Drive, Suite 600, Overland Park, Kansas 66210, Attention: Anita Larson, or at such other address as Holder shall have furnished to the Company. All notices, requests and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to First American Capital Corporation, 1303 SW First American Place, Topeka, Kansas 66604, Attention: John F. Van Engelen, or to such other address as the Company shall have furnished to the Holder. Any such notice, request or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests and other communications shall be deemed to have been given either at the time of the receipt thereof at the address specified in this
Section 7.

     8. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF KANSAS WITHOUT REGARD TO ITS OR ANY OTHER JURISDICTION'S CONFLICTS OF LAW.

     9. MISCELLANEOUS.

          (A) AMENDMENTS. This Warrant may only be amended by an instrument in writing signed by the Company and the Holder.

          (B) HEADINGS. The headings of the sections and paragraphs of this Warrant are for reference purposes only, and shall not affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                      FIRST AMERICAN CAPITAL CORPORATION


                                      By: /s/ John F. Van Engelen
                                          --------------------------------------
                                          John F. Van Engelen
                                          President and Chief Executive Officer

                           FORM OF EXERCISE AGREEMENT

                                                      Dated: _____________, 20__

To: First American Capital Corporation

     The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase _________ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check or by wire transfer to an account specified by First American Capital Corporation in the amount of $__________. Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any factional share to Brooke Corporation.

                                      BROOKE CORPORATION


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title: